Share Capital	3 Months Ended
Mar. 31, 2017
Share Capital
8. Share Capital

On October 3, 2016 the Company commenced a previously announced share buyback program of up to $400 million.  The Company can acquire up to 10% of its outstanding ordinary shares (by way of redemption), in accordance with Irish law, the United States securities laws, and the Company’s constitutional documents through open market share acquisitions.

The buyback program gives a broker authority to acquire the Company’s ordinary shares from time to time on the open market in accordance with agreed terms and limitations.  The acquisition of shares pursuant to the buyback program was effected by way of redemption and cancellation of the shares, in accordance with the Constitution of the Company.

During the three months ended March 31, 2017 1,221,729 ordinary shares were redeemed by the Company under this buyback program for a total consideration of $96.4 million.  At March 31, 2017 a total of 2,650,916 ordinary shares were redeemed by the Company under this buyback program for a total consideration of $206.4 million.  All ordinary shares that were redeemed under the buyback program were cancelled in accordance with the Constitution of the Company and the nominal value of these shares transferred to an other undenominated capital reserve as required under Irish Company Law.